SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         American Spectrum Realty, Inc.
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             (Exact name of Registrant as specified in its charter)

        Maryland                                          52-2258674
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(State of Incorporation                           (I.R.S. Employer
or Organization)                                  Identification no.)

                            1800 East Deere Avenue
                            Santa Ana, California 92705
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                    (Address of principal executive offices)

Securities to be registered pursuant to Section 12(b) of the Act:
     Title of each class                          Name of each exchange
     to be so registered                          on which each class is
                                                  to be registered

     Common Stock, $.01 value                     American Stock Exchange

Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
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If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

If this form relates to the  registration  of a class of securities  pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [_]

Securities Act registration statement file number to which this form relates (if applicable):

Item 1. Description of Registrant Securities to be Registered
        -----------------------------------------------------


     This registration statement relates to the common stock, par value $0.01 per share of American Spectrum Realty, Inc. (the "Registrant"). Reference is made to the information set forth under the caption "Description of Capital Stock" in the Prospectus/Consent Solicitation Statement constituting a part of the Registration Statement on Form S-4, as amended (the "S-4 Registration Statement") filed by the Registrant with the Securities and Exchange Commission, (Registration No. 333-43686), which information is incorporated herein by reference.

Item 2. Exhibits
        --------

     The following exhibits are filed as a part of this registration statement:

1. Amended and Restated Certificate of Incorporation of Registrant (incorporated by reference to Exhibit 3.1 to Amendment No. 3 to the Registrant's S-4 Registration Statement).

2. Amended and Restated By-Laws of Registrant (incorporated herein by reference to Exhibit 3.2 to Amendment No. 3 to the Registrant's S-4 Registration Statement).

3. Form of specimen of common stock certificate (incorporated herein by reference to Exhibit 4.1 to Amendment No. 4 to the Registrant's S-4 Registration Statement).

                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  November 16, 2001                    AMERICAN SPECTRUM REALTY, INC.


                                            By:  /s/ Harry A. Mizrahi
                                                 Name: Harry A. Mizrahi
                                                 Title: Chief Operating Officer